UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):                    March 2, 2004

NMHG HOLDING CO.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-89248	31-1637659

(Commission File Number)	(IRS Employer Identification Number)

650 N.E. Holladay Street, Suite 1600, Portland, OR	97232

(Address of Principal Executive Offices)	(Zip Code)

(503) 721-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     As described in Item 9 of this Report, the following Exhibit is furnished as part of this Current Report on Form 8-K.

(c) Exhibits
99	Excerpts from the presentation to be made by NACCO Materials Handling Group, Inc. at the Credit Suisse First Boston Leveraged Finance Industrials Conference in New York, NY, on March 2, 2004.

Item 9.   Regulation FD Disclosure

     NACCO Materials Handling Group, Inc., will participate in the Credit Suisse First Boston Leveraged Finance Industrials Conference in New York, NY, on March 2, 2004. This investor conference will not be open to the public. A substantial amount of the information being presented is already publicly available. However, the Company believes that certain information being presented at this conference, which has not previously been made publicly available, could be considered material. Accordingly, the Company is making that information publicly available by attaching a copy hereto as Exhibit 99. NACCO Materials Handling Group, Inc. is not undertaking to update this presentation.

     The information furnished in this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NMHG Holding Co.
By:	/s/ Michael K. Smith
	Name:	Michael K. Smith
	Title:	Vice President Finance & Information Systems and Chief Financial Officer

Date: March 2, 2004

EXHIBIT INDEX

Exhibit Number	Description
99	Excerpts from the presentation to be made by NACCO Materials Handling Group, Inc. at the Credit Suisse First Boston Leveraged Finance Industrials Conference in New York, NY, on March 2, 2004.